UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2025

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01    Other Events.

Tracy W. Hylton II, a director of City Holding Company (NASDAQ:CHCO), passed away on January 11, 2025 after a long illness. Mr. Hylton served as a director of City Holding Company (the “Company” or “City”) and its’ banking subsidiary, City National Bank of West Virginia, or their predecessors, since 1993.

Mr. Hylton joined the Board of the Bank of Raleigh in 1984, and subsequently the Board of Horizon Bancorp, Inc. in 1993. After the merger of Horizon Bancorp with City Holding Company on December 31, 1998, he then joined the City Holding Company Board.

During Mr. Hylton’s 31 years of service to the Company and its predecessors, his business acumen and strong business connections in southern West Virginia, particularly in the coal industry positively impacted City’s performance. During his tenure as a director of City Holding Company, the Company recruited a new management team in 2001 after which the Company exhibited a dramatic recovery and exited formal agreements with its regulators. Since that time, City has been recognized as a high-performing bank in a large number of banking publications, including Forbes – which recognized City as the top performing bank in the US in 2024.

During his career, Mr. Hylton owned over 30 companies in mining, farming, cattle, land development, automotive, hotels, furniture, sporting goods, and real estate. He was a well-known leader in the West Virginia coal industry for many years, and was instrumental in the creation of The Friends of Coal advocacy organization. Mr. Hylton was also active in a very large number of local civic organizations.

Prior to embarking upon his business career, Mr. Hylton grew up in Mullens, West Virginia and studied engineering and business management at Marshall University in Huntington, West Virginia. He also served in the Armored Calvary of the National Guard. His wife Patty, daughters Tracijo and Morgan, and stepson Adam Hylton survive him.

In honor of Mr. Hylton, City has proudly contributed $15,000 to a scholarship fund set up by Warren and his wife Patty through the Beckley Area foundation, which supports college scholarships for qualified students residing within coal producing counties of southern WV.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 17, 2025	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer